Exhibit 10.1
                                                                    ------------



RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Jesse E. Neyman
President
Zond Windsystem Management LLC
1221 Lamar Street
Suite 1600
Houston, Texas 77010


                (Space above this line for Recorder's use only.)
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                             AMENDMENT TO WIND PARK
                               EASEMENT AGREEMENT


     This Amendment to Wind Park Easement Agreement (this "Amendment") is
                                                           ---------
     made by and between Mesa Wind Developers, a California joint venture ("MWD"), and Zond-PanAero Windsystem Partners I, a California limited
       ---
     partnership (the "Partnership").
                       -----------


                                    RECITALS
                                    --------


     WHEREAS, MWD and the Partnership are parties to that certain Wind Park Easement Agreement dated as of September 7, 1984, (as amended, the "Wind
                                                                         ----
     Park Easement"), pursuant to which MWD has granted to the Partnership the
     -------------
     right to use a portion of the Operating Site (as defined in the Wind Park Easement) for the purposes of constructing, operating, maintaining, repairing and restoring the Partnership's Turbines (as defined in the Wind Park Easement).


     WHEREAS, the term of the Wind Park Easement expires on December 31, 2005 (the "Wind Park Easement Termination Date"), and the parties desire to extend the term of the Wind Park Easement Termination Date under the Wind Park Easement Agreement until March 31, 2006 and to modify certain other provisions of the Wind Park Easement Agreement as set forth in this Amendment.



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


                                    AGREEMENT
                                    ---------


     NOW, THEREFORE, MWD and the Partnership agree as follows:

     1.   Amendments to Wind Park Easement.
          ---------------------------------

          (a)  Section 3 Term of Easement. Section 3 of the Wind Park Easement
               ---------------------------
               Agreement is hereby amended by deleting the date "December 31, 2005" that appears in the first sentence thereof and replacing it in its entirety with the date "March 31, 2006."

          (b) Section 4. Royalty Payments. Section 4 of the Wind Park Easement is hereby amended to delete the phrase "5% of Gross Operating Proceeds" occurring in clause (a) of the first paragraph thereof and to replace such phrase in its entirety with the phrase "(1) through December 31, 2005, 5% of the calendar year Gross Operating Proceeds and (2) after December 31, 2005, 55% of Net Operating Proceeds".

               Section 4 of the Wind Park Easement is hereby further amended to delete the period at the end of clause (ii) thereof and to insert the following three paragraphs immediately at the end of clause
               (ii):

               "through 2005; and

               (iii) After 2005, the excess, if any, of the amount equal to 55% of the Net Operating Proceeds over the amounts paid pursuant to clause (i) above shall be payable for the period from January 1, 2006 through March 31, 2006, not later than 30 (thirty) days after completion of the liquidation of the Partnership.

               For the purposes of this Section 4, the term "Net Operating
               -----------------------------------------------------------
               Proceeds" shall mean the net cash flow (calculated by excluding
               ---------
               any payments due from the Partnership to Mesa under Section 4 of this Agreement) of the Partnership otherwise available for distribution to its partners attributable to the Partnership's Gross Operating Proceeds from electricity delivered and sold during, and the Partnership's expenses in respect of the operation, maintenance and repair of the Windsystem incurred and relating to, the period beginning January 1, 2006 through March 31, 2006."

     2.   Governing Law. The terms and provisions of this Amendment shall be
          --------------
          governed by and construed in accordance with the laws of the state of California.



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

     3.   Counterparts. This Amendment may be executed in counterparts, each of
          -------------
          which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

     4.   Recordation. MWD shall record this Amendment as permitted by
          ------------
          applicable law.

     5.   Effective Date. This Amendment shall be effective and the Wind Park
          ---------------
          Easement shall be deemed amended pursuant to this Amendment as of December 31, 2005.

     IN WITNESS WHEREOF, each of the parties to this Amendment has executed this Amendment on the date set forth below.


MWD                                         Partnership
Mesa Wind Developers,                       Zond-PanAero Windsystem Partners I,
a California Joint Venture                  a California limited partnership

By:  Enron Wind Systems, LLC                By: Zond Windsystems Management LLC,
By:  Enron Wind LLC, its sole                   its General Partner
     member
By:  Enron Renewable Energy Corp.,
     its sole member

   By: /s/ Jesse E. Neyman                    By: /s/ Jesse E. Neyman
       ---------------------                      ----------------------
   Name: Jesse E. Neyman                      Name:  Jesse E. Neyman
         -------------------                         -------------------
   Title: President                           Title: President
          ------------------                         -------------------
   Dated: March 3, 2006                       Dated: March 3, 2006
          ------------------                         -------------------

By: PanAero California Ltd.

   By:  PAMC Management Corporation,
        its general partner

     By: /s/ Robert Keeley
         ---------------------
     Name: Robert Keeley
           -------------------
     Title: President
            ------------------
     Dated: February 24, 2006
            ------------------



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


                             NOTARIAL ACKNOWLEDGMENT
                                      --------------


State of California            )
                               ) ss.
County of San Diego            )


On February 24, 2006, before me, the undersigned Notary Public, personally appeared Robert Keeley personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument; and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


(S E A L)         /s/ Ernest Moretti

My commission Expires: 12/22/2008


              ERNEST MORETTI
           Commission # 1529951
         Notary Public - California
             San Diego County
       My Comm. Expires Dec. 22, 2008



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


                             NOTARIAL ACKNOWLEDGMENT
                                      --------------


State of Texas                 )
                               ) ss.
County of Harris               )


On March 3, 2006, before me, the undersigned Notary Public, personally appeared Jesse E. Neyman personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument; and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


(S E A L)    /s/ Sandra J. Morrow

My commission Expires: 2/11/07.



                                               SANDRA J. MORROW
                                               Notary Public
                                               State of Texas
                                               Expires
                                               February 11, 2007



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


                             NOTARIAL ACKNOWLEDGMENT
                                      --------------


State of Texas                 )
                               ) ss.
County of Harris               )


On March 3, 2006, before me, the undersigned Notary Public, personally appeared Jesse E. Neyman personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument; and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


(S E A L)     /s/ SANDRA J. MORROW

My commission Expires: 2/11/07.



                                               SANDRA J. MORROW
                                               Notary Public
                                               State of Texas
                                               Expires
                                               February 11, 2007



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